EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Act, the undersigned hereby agree (i) to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, $0.01 par value per share, of Forward Air Corporation and (ii) that this Joint Filing Agreement be included as an exhibit to such joint filing, provided that, as contemplated by Section 13d-1(k)(ii) of the Act, no person shall be responsible for the completeness and accuracy of the information concerning the other person making the filing unless such person knows or has reason to believe such information is inaccurate.

In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this February 5, 2024.

REP Omni Holdings, L.P.

By:	REP Omni Holdings GP, LLC, its general
partner

By:	/s/ Edward Balogh
Name:	Edward Balogh
Title:	Authorized Signatory

REP Coinvest III-A Omni, L.P.

By:	REP Coinvest III Omni GP, LLC, its general
partner

By:	/s/ Edward Balogh
Name:	Edward Balogh
Title:	Authorized Signatory

REP Coinvest III-B Omni, L.P.

By:	REP Coinvest III Omni GP, LLC, its general
partner

By:	/s/ Edward Balogh
Name:	Edward Balogh
Title:	Authorized Signatory

REP FAOM III-S, LP

By:	Ridgemont Equity Management III, L.P., its general partner

By:	/s/ Edward Balogh
Name:	Edward Balogh
Title:	Authorized Signatory

Ridgemont Equity Partners Affiliates III, L.P.

By:	Ridgemont Equity Management III, L.P., its general partner

By:	/s/ Edward Balogh
Name:	Edward Balogh
Title:	Authorized Signatory

REP Omni Holdings GP, LLC

By:	Ridgemont Equity Management III, LLC, its
general partner

By:	/s/ Edward Balogh
Name:	Edward Balogh
Title:	Chief Operating Officer

REP Coinvest III Omni GP, LLC

By:	Ridgemont Equity Management III, LLC, its
general partner

By:	/s/ Edward Balogh
Name:	Edward Balogh
Title:	Chief Operating Officer

Ridgemont Equity Management III, L.P.

By:	Ridgemont Equity Management III, LLC, its
general partner

By:	/s/ Edward Balogh
Name:	Edward Balogh
Title:	Chief Operating Officer

Ridgemont Equity Management III, LLC

By:	/s/ Edward Balogh
Name:	Edward Balogh
Title:	Chief Operating Officer

Robert Leon Edwards, Jr.

By:	/s/ Robert Leon Edwards, Jr.
Name:	Robert Leon Edwards, Jr.
Title:	Director

Charles Leonard Anderson

By:	/s/ Charles Leonard Anderson
Name:	Charles Leonard Anderson
Title:	Director